Exhibit 99.2

CVR Energy Provides Update to Operational Statistics and Financial
Information for its Petroleum and Renewables Businesses

SUGAR LAND, Texas (May 14, 2024) – CVR Energy, Inc. (“CVR Energy” or the “Company”) (NYSE: CVI) today announced its outlook for certain operational statistics and financial information for its Petroleum and Renewables businesses for the second quarter of 2024. This information was not included in the announcement of the results of the first quarter of 2024, as the Company was not yet able to determine the impacts from a fire the Wynnewood Refinery experienced the day prior to the announcement. As previously announced, the fire was extinguished shortly after it started, no employees or contractors were injured, and the operations at the Coffeyville Refinery were not impacted by the fire. After further assessment of this incident, it was determined the damages were limited to pipe racks and pumps in the area of the naphtha processing units, which damage to the pipe rack impacted service to other units. Currently, one crude unit, the fluid catalytic cracker, and the alkylation unit have been restarted and a reformer is in the process of starting up. The Company does not currently expect the fire to have a material impact to its overall financial position, and management expects that operations should return to normal by the end of the second quarter of 2024.

Q2 2024 Outlook

The table below summarizes our outlook for certain operational statistics and financial information for the second quarter of 2024. See “Forward-Looking Statements” below.

	Q2 2024
	Low	High
Petroleum
Total throughput (bpd)	170,000	190,000
Direct operating expenses (in millions) (1)	$105	$115
Turnaround (2)	5	10

Renewables (3)
Total throughput (in millions of gallons)	7	10
Direct operating expenses (in millions) (1)	$8	$12

Capital Expenditures (in millions) (2)
Petroleum	$35	$50
Renewables (3)	3	6

(1)Direct operating expenses are shown exclusive of depreciation and amortization, turnaround expenses, and inventory valuation impacts.
(2)Turnaround and capital expenditures are disclosed on an accrual basis.
(3)Renewables reflects the Wynnewood renewable diesel unit and spending on the Wynnewood renewable feedstock pretreater project. As of March 31, 2024, Renewables does not meet the definition of a reportable segment as defined under Accounting Standards Codification Topic 280.

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding future: impacts from the fire the Wynnewood Refinery including but not limited to impacts to employees, contractors, assets, equipment and other units (from the pipe rack or otherwise); operations at the Coffeyville Refinery; restart and continued operation of the Wynnewood Refinery including but not limited to the crude unit, the fluid catalytic cracker, the alkylation unit and the reformer; our overall financial position; the return to normal operations at Wynnewood by the end of the second quarter of 2024 or at all; throughput, direct operating expenses, capital expenses, depreciation and amortization, turnaround expenses, and inventory valuation impacts for each of our petroleum and renewables businesses; and other matters. You can generally identify forward-looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Investors are cautioned that various factors may affect these forward-looking statements, including (among others) demand for fossil fuels and price volatility of crude oil, other feedstocks and refined products; potential operating hazards, including the impacts of fires at our facilities; costs of compliance with existing or new laws and regulations and potential liabilities arising therefrom; our controlling shareholder’s intention regarding ownership of our common stock and potential strategic transactions involving us or CVR Partners; general economic and business conditions; political disturbances, geopolitical instability and tensions; impacts of plant outages and weather conditions and events; and other risks. For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other Securities and Exchange Commission (“SEC”) filings. These and other risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the renewables, petroleum refining and marketing business as well as in the nitrogen fertilizer manufacturing business through its interest in CVR Partners. CVR Energy subsidiaries serve as the general partner and own 37 percent of the common units of CVR Partners.

Investors and others should note that CVR Energy may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of its website. CVR Energy may use these channels to distribute material information about the Company and to communicate important information about the Company, corporate initiatives and other matters. Information that CVR Energy posts on its website could be deemed material; therefore, CVR Energy encourages investors, the media, its customers, business partners and others interested in the Company to review the information posted on its website.

For further information, please contact:

Investor Relations
Richard Roberts
CVR Energy, Inc.
(281) 207-3205
InvestorRelations@CVREnergy.com

Media Relations
Brandee Stephens
CVR Energy, Inc.
(281) 207-3516
MediaRelations@CVREnergy.com
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